Student Loan Finance Corporation

Noteholders' Statement Pursuant to Section 5.23 of the Indenture and Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated - 1999-1 Indenture
Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended July 31, 2002

I.    Noteholder Information

A.    Identification of Notes

      Series      Description                             Cusip #          Due Date
      -------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes...............280907AP1........December 1, 2035
      1999-1B     Senior Auction Rate Notes...............280907AQ9........December 1, 2035
      1999-1C     Subordinate Auction Rate Notes..........280907AR7........December 1, 2035
      2000-1A     Senior Auction Rate Notes...............280907AS5........December 1, 2035
      2000-1B     Senior Auction Rate Notes...............280907AT3........December 1, 2035
      2000-1C     Subordinate Auction Rate Notes..........280907AU0........December 1, 2035
      2001-1A     Senior Auction Rate Notes...............280907AV8........December 1, 2035
      2001-1B     Senior Auction Rate Notes...............280907AW6........December 1, 2035
      2001-1C     Subordinate Auction Rate Notes..........280907AX4........December 1, 2035

B.    Notification of Redemption Call of Notes

      Series 1999-1:
        None
      Series 2000-1:
        None
      Series 2001-1:
        None

C.    Principal Outstanding - July, 2002

                             Principal           Principal            Principal            Principal
                          Outstanding,            Borrowed             Payments         Outstanding,
      Series            Start of Month        During Month         During Month         End of Month
      -----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A         $78,000,000.00               $0.00                $0.00       $78,000,000.00
        1999-1B          39,000,000.00                0.00                 0.00        39,000,000.00
        1999-1C           9,300,000.00                0.00                 0.00         9,300,000.00
                  -----------------------------------------------------------------------------------
        Total           126,300,000.00                0.00                 0.00       126,300,000.00
                  -----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A          54,100,000.00                0.00                 0.00        54,100,000.00
        2000-1B          54,100,000.00                0.00                 0.00        54,100,000.00
        2000-1C          22,000,000.00                0.00                 0.00        22,000,000.00
                  -----------------------------------------------------------------------------------
        Total           130,200,000.00                0.00                 0.00       130,200,000.00
                  -----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A          79,000,000.00                0.00                 0.00        79,000,000.00
        2001-1B          79,000,000.00                0.00                 0.00        79,000,000.00
        2001-1C          23,800,000.00                0.00                 0.00        23,800,000.00
                  -----------------------------------------------------------------------------------
        Total           181,800,000.00                0.00                 0.00       181,800,000.00
                  -----------------------------------------------------------------------------------
      Totals           $438,300,000.00               $0.00                $0.00      $438,300,000.00
                  ===================================================================================

D.    Accrued Interest Outstanding - July, 2002

                      Accrued Interest            Interest             Interest     Accrued Interest             Interest
                          Outstanding,             Accrued             Payments         Outstanding,           Rate As Of
      Series            Start of Month        During Month         During Month         End of Month         End Of Month
      --------------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A             $21,125.00         $130,975.00          $118,300.00           $33,800.00             1.95000%
        1999-1B              10,833.33           66,646.67            60,666.67            16,813.33             1.94000%
        1999-1C               2,712.50           16,714.17            15,190.00             4,236.67             2.05000%
                  -----------------------------------------------------------------------------------
        Total                34,670.83          214,335.84           194,156.67            54,850.00
                  -----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A              32,234.58           90,422.15            82,051.67            40,605.06             1.93000%
        2000-1B              11,902.00           91,293.75            83,314.00            19,881.75             1.89000%
        2000-1C              14,116.67           39,355.55            35,933.33            17,538.89             2.05000%
                  -----------------------------------------------------------------------------------
        Total                58,253.25          221,071.45           201,299.00            78,025.70
                  -----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A             108,625.00          132,917.50           126,005.00           115,537.50             1.95000%
        2001-1B              78,210.00          132,160.42           121,660.00            88,710.42             1.92500%
        2001-1C              34,708.33           43,038.34            40,261.67            37,485.00             2.10000%
                  -----------------------------------------------------------------------------------
        Total               221,543.33          308,116.26           287,926.67           241,732.92
                  -----------------------------------------------------------------------------------
      Totals               $314,467.41         $743,523.55          $683,382.34          $374,608.62
                  ===================================================================================

E.    Net Loan Rates for Next Interest Period

                       Interest Period
      Series             Starting Date       Net Loan Rate
      -----------------------------------------------------
      Series 1999-1:
        1999-1A              18-Sep-02               8.45%
        1999-1B              18-Sep-02               8.45%
        1999-1C              18-Sep-02               8.19%
      Series 2000-1:
        2000-1A              12-Sep-02               8.47%
        2000-1B              19-Sep-02               8.50%
        2000-1C              12-Sep-02               8.19%
      Series 2001-1:
        2001-1A              29-Aug-02               9.63%
        2001-1B              05-Sep-02               8.52%
        2001-1C              29-Aug-02               9.29%

F.    Noteholders' Carry-Over Amounts - July, 2002

                            Carry-Over                                                    Carry-Over
                              Amounts,           Additions             Payments             Amounts,
      Series            Start of Month        During Month         During Month         End of Month
      -----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                  $0.00               $0.00                $0.00                $0.00
        1999-1B                   0.00                0.00                 0.00                 0.00
        1999-1C                   0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                     0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                   0.00                0.00                 0.00                 0.00
        2000-1B                   0.00                0.00                 0.00                 0.00
        2000-1C                   0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                     0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                   0.00                0.00                 0.00                 0.00
        2001-1B                   0.00                0.00                 0.00                 0.00
        2001-1C                   0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                     0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Totals                     $0.00               $0.00                $0.00                $0.00
                  ===================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - July, 2002

                               Accrued            Interest             Interest              Accrued
                             Interest,             Accrued             Payments            Interest,
      Series            Start of Month        During Month         During Month         End of Month
      -----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                  $0.00               $0.00                $0.00                $0.00
        1999-1B                   0.00                0.00                 0.00                 0.00
        1999-1C                   0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                     0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                   0.00                0.00                 0.00                 0.00
        2000-1B                   0.00                0.00                 0.00                 0.00
        2000-1C                   0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                     0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                   0.00                0.00                 0.00                 0.00
        2001-1B                   0.00                0.00                 0.00                 0.00
        2001-1C                   0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
        Total                     0.00                0.00                 0.00                 0.00
                  -----------------------------------------------------------------------------------
      Totals                     $0.00               $0.00                $0.00                $0.00
                  ===================================================================================

II.   Fund Information

A.    Reserve Funds - July, 2002

                                                                         Amount
                                                               -----------------
      Balance, Start of Month..................................   $6,574,500.00
      Additions During Month (From Issuance of Notes)..........            0.00
      Less Withdrawals During Month............................            0.00
                                                               -----------------
      Balance, End of Month....................................   $6,574,500.00
                                                               =================

B.    Capitalized Interest Accounts - July, 2002

                                                                         Amount
                                                               -----------------
      Balance, Start of Month..................................           $0.00
      Additions During Month (From Issuance of Notes)..........            0.00
      Less Withdrawals During Month............................            0.00
                                                               -----------------
      Balance, End of Month....................................           $0.00
                                                               =================

C.    Acquisition Accounts - July, 2002

                                                                         Amount
                                                               -----------------
      Balance, Start of Month..................................   $1,657,810.56
      Additions During Month:
        Acquisition Funds from Note Issuance...................            0.00
        Recycling from Surplus Funds...........................    8,993,114.32
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired.....................................            0.00
        Accrued Income.........................................            0.00
        Premiums and Related Acquisition Costs.................            0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired.....................................   (9,155,464.57)
        Premiums and Related Acquisition Costs.................     (105,437.82)
                                                               -----------------
      Balance, End of Month....................................   $1,390,022.49
                                                               =================

D.    Alternative Loan Guarantee Accounts - July, 2002

                                                                         Amount
                                                               -----------------
      Balance, Start of Month..................................   $2,491,330.62
      Additions During Month (Initial Purchase of Student
        Loans).................................................            0.00
      Guarantee Fees Received (Refunded) During Month..........      107,599.83
      Interest Received During Month...........................        3,784.98
      Other Additions During Month.............................       19,289.75
      Less Withdrawals During Month for Default Payments.......     (287,334.21)
                                                               -----------------
      Balance, End of Month....................................   $2,334,670.97
                                                               =================

III.  Student Loan Information

A.    Student Loan Principal Outstanding - July, 2002

                                                                         Amount
                                                               -----------------
      Balance, Start of Month.................................. $412,719,036.77
      Initial Purchase of Eligible Loans.......................            0.00
      Transfers................................................            0.00
      Loans Purchased / Originated.............................    9,155,464.57
      Capitalized Interest.....................................      356,029.43
      Less Principal Payments Received.........................  (12,647,271.69)
      Less Defaulted Alternative Loans Transferred.............     (260,142.74)
      Other Increases (Decreases)..............................       (8,552.41)
                                                               -----------------
      Balance, End of Month.................................... $409,314,563.93
                                                               =================

B.    Composition of Student Loan Portfolio as of July 31, 2002

                                                                         Amount
                                                               -----------------
      Aggregate Outstanding Principal Balance.................. $409,314,563.93
      Number of Borrowers......................................          67,845
      Average Outstanding Principal Balance Per Borrower.......          $6,033
      Number of Loans (Promissory Notes).......................         128,084
      Average Outstanding Principal Balance Per Loan...........          $3,196
      Weighted Average Interest Rate...........................           4.61%

C.    Distribution of Student Loan Portfolio by Loan Type as of July 31, 2002

                                                   Outstanding
                                                     Principal
      Loan Type                                        Balance          Percent
      --------------------------------------------------------------------------
      Stafford - Subsidized..................  $146,495,769.80            35.8%
      Stafford - Unsubsidized................    95,560,270.33            23.3%
      Stafford - Nonsubsidized...............         2,655.53             0.0%
      PLUS...................................    32,922,802.94             8.0%
      SLS....................................        68,886.33             0.0%
      Consolidation..........................    33,706,013.37             8.2%
      Alternative............................   100,558,165.63            24.6%
                                             -----------------------------------
      Total..................................  $409,314,563.93           100.0%
                                             ===================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of July 31,
      2002

                                                   Outstanding
                                                     Principal
      Interest Rate                                    Balance          Percent
      --------------------------------------------------------------------------
      Less Than 3.00%........................            $0.00             0.0%
      3.00% to 3.49%.........................    74,144,179.15            18.1%
      3.50% to 3.99%.........................             0.00             0.0%
      4.00% to 4.49%.........................   169,723,260.85            41.5%
      4.50% to 4.99%.........................    69,662,818.90            17.0%
      5.00% to 5.49%.........................    31,265,385.83             7.6%
      5.50% to 5.99%.........................    26,352,257.96             6.4%
      6.00% to 6.49%.........................     6,720,791.34             1.6%
      6.50% to 6.99%.........................    11,600,501.73             2.8%
      7.00% to 7.49%.........................     2,005,567.51             0.5%
      7.50% to 7.99%.........................     7,824,723.33             1.9%
      8.00% to 8.49%.........................     9,166,278.57             2.2%
      8.50% or Greater.......................       848,798.76             0.2%
                                             -----------------------------------
      Total..................................  $409,314,563.93           100.0%
                                             ===================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of July 31, 2002

                                                                Outstanding
                                                                  Principal
      Borrower Payment Status                                       Balance         Percent
      --------------------------------------------------------------------------------------
      School...............................................  $94,217,623.35           23.0%
      Grace................................................   18,747,901.13            4.6%
      Repayment............................................  230,985,953.16           56.4%
      Deferment............................................   50,941,982.46           12.4%
      Forbearance..........................................   14,421,103.83            3.5%
                                                           ---------------------------------
      Total................................................ $409,314,563.93          100.0%
                                                           =================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of July 31, 2002

                                                            Percent by Outstanding Balance
                                                       -------------------------------------
                                           Outstanding            Excluding
                                             Principal         School/Grace    All Loans in
      Delinquency Status                       Balance         Status Loans       Portfolio
      --------------------------------------------------------------------------------------
      31 to 60 Days...................  $11,135,910.53                 3.8%            2.7%
      61 to 90 Days...................    5,487,773.65                 1.9%            1.3%
      91 to 120 Days..................    4,285,653.21                 1.4%            1.0%
      121 to 180 Days.................    5,328,804.39                 1.8%            1.3%
      181 to 270 Days.................    6,093,401.91                 2.1%            1.5%
      Over 270 Days...................    1,052,613.47                 0.4%            0.3%
      Claims Filed, Not Yet Paid......    1,218,691.67                 0.4%            0.3%
                                      ------------------------------------------------------
      Total...........................  $34,602,848.83                11.7%            8.5%
                                      ======================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of July 31, 2002

                                                                Outstanding
                                                                  Principal
      Guarantee Status                                              Balance         Percent
      --------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%...........................     $815,451.93            0.2%
      FFELP Loan Guaranteed 98%............................  307,940,946.37           75.2%
      Alternative Loans Non-Guaranteed.....................  100,558,165.63           24.6%
                                                           ---------------------------------
      Total................................................ $409,314,563.93          100.0%
                                                           =================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of July 31, 2002

                                                                Outstanding
                                                                  Principal
      Guarantee Agency                                              Balance         Percent
      --------------------------------------------------------------------------------------
      Education Assistance Corporation..................... $199,098,402.47           48.6%
      Great Lakes Higher Education Corporation.............   64,285,166.50           15.7%
      California Student Aid Commission....................   15,598,400.26            3.8%
      Student Loans of North Dakota........................    7,526,146.12            1.8%
      Texas GSLC...........................................    4,268,642.81            1.0%
      Pennsylvania Higher Education Assistance
       Agency..............................................    5,949,307.18            1.5%
      United Student Aid Funds, Inc........................   11,111,308.07            2.7%
      Other Guarantee Agencies.............................      919,024.89            0.2%
      Alternative Loans Non-Guaranteed.....................  100,558,165.63           24.6%
                                                           ---------------------------------
      Total................................................ $409,314,563.93          100.0%
                                                           =================================

I.    Fees and Expenses Accrued For / Through  July, 2002

                                                                      For The 7
                                                                   Months Ended
                                                July, 2002        July 31, 2002
                                             -----------------------------------
      Servicing Fees.........................  $358,150.24        $2,472,517.18
      Indenture Trustee Fees.................     9,230.56            64,016.79
      Broker / Dealer Fees...................    94,356.24           645,274.91
      Auction Agent Fees.....................     7,548.51            51,622.09
      Other Permitted Expenses...............         0.00                 0.00
                                             -----------------------------------
      Total..................................  $469,285.55        $3,233,430.97
                                             ===================================

J.    Ratio of Assets to Liabilities as of July 31, 2002

                                                                         Amount
                                                              ------------------
      Total Indenture Assets..................................  $447,343,240.36
      Total Indenture Liabilities.............................   439,111,086.94
                                                              ------------------
      Ratio...................................................          101.87%
                                                              ==================

K.    Senior and Subordinate Percentages as of July 31, 2002

                                                                         Amount
                                                              ------------------
      Aggregate Values                                          $447,701,240.36
                                                              ==================
      Senior Notes Outstanding Plus Accrued Interest             383,515,348.25
                                                              ==================
      All Notes Outstanding Plus Accrued Interest                438,674,608.72
                                                              ==================
      Dividend Prerequisites:
        Senior Percentage (Requirement = 112%)                          116.74%
                                                              ==================
        Subordinate Percentage (Requirement = 102%)                     102.06%
                                                              ==================
        Available for Dividend - Excess (Shortage)
         Over Dividend Prerequisites                                $253,139.47
                                                              ==================